EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bnet Media Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, R. Nickolas Jones, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 11, 2019
/s/ R. Nickolas Jones
	By:	R. Nickolas Jones
Chief Financial Officer and Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Bnet Media Group, Inc. and will be retained by Bnet Media Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.